UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 15, 2004

                              AMSCAN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                        000-21827                       13-3911462
   (State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification No.)
           incorporation)
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               80 Grasslands Road, Elmsford, New York            10523
              (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (914) 345-2020


                                       N/A
          (Former name or former address, if changes since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

     (a) On November 15, 2004, Amscan Holdings, Inc. (the "Company") issued a press release announcing its results for the three and nine months ended
September 30, 2004. The Company's press release dated November 15, 2004 is incorporated herein by reference and filed as an exhibit hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable.

     (c) Exhibits:

     Exhibit                             Description

       99       Press Release dated November 15, 2004 of Amscan Holdings, Inc.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMSCAN HOLDINGS, INC.



                                          By:     /s/ MICHAEL A. CORREALE
                                              ------------------------------
                                                   Michael A. Correale
                                                   Chief Financial Officer


Date: November 15, 2004


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                                 EXHIBIT INDEX

     Exhibit                             Description

       99       Press Release dated November 15, 2004 of Amscan Holdings, Inc.